TFLIC Letterhead

April 19, 2005

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re: TFLIC Series Life Account of Transamerica Financial Life Insurance Company

(File Nos. 333-38343, 33-86696, 333-61654 and 333-113442)

Dear Sir or Madam:

On behalf of TFLIC Series Life Account of Transamerica Financial Life Insurance Company (“separate account”), incorporated by reference are the Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”). The Funds are the AEGON/Transamerica Inc. Series Fund, Inc., Munder Net50, Van Kampen Emerging Growth, T. Rowe Price Small Cap, Transamerica U.S. Government Securities, Alger Aggressive Growth, Third Avenue Value, LKCM Strategic Total Return, Clarion Real Estate Securities, Federated Growth & Income, Janus Balanced, AEGON Bond, Transamerica Money Market, Transamerica Equity, Great Companies—Americasm, Salomon All Cap, Capital Guardian Value, Capital Guardian U.S. Equity, Transamerica Growth Opportunities, T. Rowe Price Equity Income, Transamerica Value Balanced, Marsico Growth, American Century International, Templeton Great Companies Global, Great Companies—Technologysm, Janus Growth, Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio, Asset Allocation – Growth Portfolio, PIMCO Total Return, Transamerica Convertible Securities, and J.P. Morgan Enhanced Index; the Variable Insurance Products Fund Fidelity VIP Equity-Income Portfolio – Service Class 2, the Variable Products Fund II Fidelity VIP Contrafund® Portfolio – Service Class 2; the Variable Insurance Products Fund II Fidelity VIP Index 500 Portfolio – Service Class 2, and the Variable Insurance Products Fund III Fidelity VIP Growth Opportunities Portfolio – Service Class 2; the Access Variable Insurance Trust, Potomac OTC Plus Portfolio, Potomac Dow 30 Plus Portfolio, Wells S&P REIT Index Portfolio and the Access U.S. Government Money Market Portfolio.

Entity:	AEGON/Transamerica Series Fund, Inc.
File No.:	33-507
Date of Filing:	March 10, 2005
Accession No.:	0001206774-04-000105
CIK:	0000778207

Entity:	Variable Insurance Products Fund Fidelity Equity-Income Portfolio, Service Class 2
File No.:	002-75010
Date of Filing:	February 28, 2005
Accession No.:	0000927384-05-000001
CIK:	0000356494

Entity:	Variable Insurance Products Fund Fidelity Contrafund® Portfolio, Service Class 2
File No.:	33-20773
Date of Filing:	February 28, 2005
Accession No.:	0000831016-05-000001
CIK:	0000831016

Securities and Exchange Commission

April 19, 2005

Page Two

Entity:	Variable Insurance Products Fund Fidelity Growth Opportunities Portfolio, Service Class 2
File No.:	33-54837
Date of Filing:	February 28, 2005
Accession No.:	0000927384-05-000002
CIK:	0000927384

Entity:	Variable Insurance Products Fund Fidelity VIP Index 500 Portfolio, Service Class 2
File No.:	33-54837
Date of Filing:	February 28, 2005
Accession No.:	0000831016-05-000005
CIK:	0000927384

Entity:	Access Variable Insurance Trust
File No.:	333-103393
Date of Filing:	March 24, 2005
Accession No.:	0001035449-05-000200
CIK:	0001219605

These Annual Reports are for the period ended December 31, 2004 and have been transmitted to policyowners in accordance with Rule 30b2-1 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Very truly yours,

/s/ Priscilla I. Hechler

Priscilla I. Hechler

Assistant Vice President and Assistant Secretary

cc:	Steven R. Shepard, Esq.
Kim Estrada